UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	04/30

Date of reporting period:	10/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2008

Semiannual Report to Shareholders

DWS Disciplined Long/Short Growth Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

16 Portfolio Summary

18 Investment Portfolio

26 Financial Statements

31 Financial Highlights

35 Notes to Financial Statements

44 Shareholder Meeting Results

45 Investment Management Agreement Approval

50 Summary of Management Fee Evaluation by Independent Fee Consultant

55 Account Management Resources

56 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund can take short positions in stocks, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales-in effect, leveraging the fund's portfolio-could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Management focuses its investments on certain industries or sectors, thereby increasing its vulnerability to any single industry or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the prospectus for details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2008

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 are 4.23%, 4.86% and 3.87% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/08
DWS Disciplined Long/Short Growth Fund	6-Month‡	1-Year	Life of Fund*
Class A	-32.18%	-38.73%	-18.13%
Class C	-32.31%	-39.08%	-18.66%
Institutional Class	-32.11%	-38.50%	-17.89%
Russell 1000® Growth Index+	-30.51%	-36.95%	-14.72%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
Net Asset Value
	Class A	Class C	Institutional Class
Net Asset Value: 10/31/08	$ 6.47	$ 6.39	$ 6.49
4/30/08	$ 9.54	$ 9.44	$ 9.56
Class A Lipper Rankings — Long/Short Equity Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	67	of	94	71

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Disciplined Long/Short Growth Fund — Class A [] Russell 1000 Growth Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/08
DWS Disciplined Long/Short Growth Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$5,775	$6,368
	Average annual total return	-42.25%	-20.56%
Class C	Growth of $10,000	$6,092	$6,671
	Average annual total return	-39.08%	-18.66%
Russell 1000 Growth Index+	Growth of $10,000	$6,305	$7,370
	Average annual total return	-36.95%	-14.72%

The growth of $10,000 is cumulative.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Disciplined Long/Short Growth Fund — Institutional Class [] Russell 1000 Growth Index+

Comparative Results as of 10/31/08
DWS Disciplined Long/Short Growth Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$615,000	$679,600
	Average annual total return	-38.50%	-17.89%
Russell 1000 Growth Index+	Growth of $1,000,000	$630,500	$737,000
	Average annual total return	-36.95%	-14.72%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 is 3.87% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/08
DWS Disciplined Long/Short Growth Fund	6-Month‡	1-Year	Life of Fund*
Class S	-32.11%	-38.51%	-17.89%
Russell 1000 Growth Index+	-30.51%	-36.95%	-14.72%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
Net Asset Value
Class S
Net Asset Value: 10/31/08	$ 6.49
4/30/08	$ 9.56
Class S Lipper Rankings — Long/Short Equity Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	65	of	94	69

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Disciplined Long/Short Growth Fund — Class S [] Russell 1000 Growth Index+

Comparative Results as of 10/31/08
DWS Disciplined Long/Short Growth Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$6,149	$6,795
	Average annual total return	-38.51%	-17.89%
Russell 1000 Growth Index+	Growth of $10,000	$6,305	$7,370
	Average annual total return	-36.95%	-14.72%

The growth of $10,000 is cumulative.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 678.20	$ 676.90	$ 678.90	$ 678.90
Expenses Paid per $1,000*	$ 9.09	$ 12.13	$ 8.34	$ 8.21
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 1,014.37	$ 1,010.74	$ 1,015.27	$ 1,015.43
Expenses Paid per $1,000*	$ 10.92	$ 14.55	$ 10.01	$ 9.86
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios+	Class A	Class C	Class S	Institutional Class
DWS Disciplined Long/Short Growth Fund	2.15%	2.87%	1.97%	1.94%
+ Includes dividend expense on securities sold short of 0.64% for each class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses recent market events as well as the performance and positioning of DWS Disciplined Long/Short Growth Fund during the six-month period ended October 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the US stock market perform during the semiannual period?

A: US equities delivered an extremely poor performance during the past six months, as measured by the (30.13)% decline of the Russell 1000® Index.1 The cause of this remarkable downturn was the ongoing fallout from the housing and credit crises, which sparked a "flight to quality" out of higher-risk assets into government bonds. One aspect of these developments was the outright failure, rescue by the government or forced mergers of former financial giants such as Fannie Mae and Freddie Mac, Washington Mutual, American International Group, Lehman Brothers, and Merrill Lynch. It also became evident that the strain on the financial system was weighing heavily on economic growth both in the United States and abroad. Once the markets began to fall, a wave of "forced selling" by hedge funds and other leveraged investors caused what had previously been an orderly downturn to cascade into a full-fledged bear market. The result has been an extraordinary crisis in confidence among investors and a market downturn whose severity has little precedent.

1 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform?

A: DWS Disciplined Long/Short Growth Fund (Class A shares) produced a total return of -32.18% during the six-month period ended October 31, 2008. The fund's benchmark, the Russell 1000® Growth Index, returned -30.51% during the same interval.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete information.)

To review, this fund is designed to outperform the Russell 1000 Growth Index and at the same time achieve a similar risk profile as the index, or in other words, to generate a better return for the same level of risk. We seek to achieve this goal by taking overweight long positions in 100 to 130 stocks that our proprietary model rates most highly.3 At the same time, we take short positions in 20 to 30 of the lowest-rated companies. The result is a portfolio that is up to 130% long and 30% short. This approach provides a net market exposure of 100% while also allowing for potential outperformance from the individual stock selections — both long and short — made by our disciplined investment process.

Q: Why did the fund underperform?

A: Our investment process generated negative results amid the extreme dislocations in the US equity market. Our goal is to take long positions in undervalued companies and establish short positions in overvalued companies. However, the need to raise cash caused many market participants to indiscriminately sell their holdings into the falling market. The result of this forced selling was a breakdown in the correlation between individual stock performance and the factors that would typically drive stock prices, such as fundamentals and valuations. We believe this is a short-term trend caused by the unusually high level of stress on the market.

2 The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index consisting of those stocks in the Russell 1000 Index that have greater-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Turning to the specific elements of our investment process, we analyze individual stocks based on factors that can be placed in three broad categories: growth, valuation and market sentiment. All three factors underperformed during the past six months, a rare development that helps illustrate the highly unusual nature of the market environment.

Q: What specific elements of the fund's positioning hurt its performance?

A: Our stock selection process was least effective in the materials sector, where the rising value of the fund's short positions failed to outweigh the significant losses incurred by its longs. Long positions in Freeport-McMoRan Copper & Gold Inc., GrafTech International Ltd. and United States Steel Corp. were among those that lost value as plummeting commodity prices and concerns about slower global growth led to an intense sell-off in basic materials stocks. The negative impact of the fund's long positions was offset to some extent by the rising value of its shorts, including positions in Louisiana-Pacific Corp.* and the building products company Temple-Inland Inc.

In the transportation sector, another area of the market that was pressured by the prospect of slower growth, the fund gave up ground through the underperformance of its long positions. Notable detractors included Northwest Airlines* and the maritime shipping companies TBS International Ltd.* and Frontline Ltd.

In the fund's third-worst sector, diversified financials, it was also long positions that had the largest negative impact on performance. At a time when the collapse of the brokers Merrill Lynch and Lehman Brothers made headlines, long positions in The Goldman Sachs Group, Inc. and Morgan Stanley detracted from the fund's return.

* Not held in the portfolio as of October 31, 2008.

Q: What individual holdings helped performance?

A: We generated the largest margin of outperformance in energy, where a sharp downturn in September and October — particularly among smaller- and mid-sized companies — greatly benefited the fund's short positions. The most significant individual contributions came from shorts in Hercules Offshore Inc., Global Industries Ltd. and Petrohawk Energy Corp., among others.

The fund's next-best sector was hotels/restaurants/leisure, where we added value through a long/overweight in McDonalds Corp., whose strong relative return reflects the outperformance of consumer staples stocks, as well as short positions in Orient Express Hotels Ltd. in Las Vegas Sands Corp., whose weakness was a function of consumers' need to reduce their discretionary expenses.

The telecommunications, utilities and health care equipment/services sectors also were areas of strength for the fund.

Q: Do you have any closing thoughts for shareholders?

A: Throughout its two-year history, this fund has underperformed at the times when severe market downturns cause investors to unload their holdings without regard for the fundamentals and valuations of the individual stocks in their portfolios. We therefore encourage shareholders to remain focused on the potential long-term diversification value of our strategy, rather than the short-term results generated in a historically difficult period.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	10/31/08	4/30/08

Information Technology	26%	27%
Health Care	17%	14%
Energy	14%	11%
Consumer Discretionary	10%	12%
Industrials	9%	15%
Consumer Staples	7%	7%
Financials	7%	5%
Materials	7%	6%
Telecommunications Services	3%	2%
Utilities	—	1%
	100%	100%

Sector diversifications are subject to change.

Ten Largest Long Equity Holdings at October 31, 2008 (19.6% of Net Assets)
1. Microsoft Corp. Developer of computer software	2.4%
2. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.3%
3. Google, Inc. Provides a Web-based search engine for the Internet	2.3%
4. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.2%
5. McDonald's Corp. Operator of fast food restaurants	2.0%
6. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	1.9%
7. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	1.7%
8. Cisco Systems, Inc. Developer of computer network products	1.7%
9. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.6%
10. Occidental Petroleum Corp. Producer of oil and natural gas	1.5%

Portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	10/31/08	4/30/08

Energy	34%	13%
Information Technology	21%	31%
Materials	19%	14%
Consumer Staples	7%	—
Industrials	6%	15%
Health Care	5%	8%
Consumer Discretionary	3%	4%
Utilities	3%	6%
Telecommunications Services	1%	5%
Financials	1%	4%
	100%	100%

Sector diversifications are subject to change.

Ten Largest Securities Sold Short Equity Holdings at October 31, 2008 (8.9% of Net Assets)
1. Range Resources Corp. Producer of oil and gas	1.3%
2. Sunoco, Inc. Explorer of gas and oil	1.0%
3. United Natural Foods, Inc. Distributor of natural foods and related products	1.0%
4. CARBO Ceramics, Inc. Producer and supplier of ceramic proppants for use in the oil and gas industry	1.0%
5. Weyerhaeuser Co. Provider of paper and forest goods	0.9%
6. Rambus, Inc. Manufactures semiconductor equipment	0.8%
7. Frontier Oil Corp. Sells refined crude products	0.8%
8. Allegheny Technologies, Inc. Provider of specialty metals	0.7%
9. Macrovision Solutions Corp. Develops and markets technologies to prevent the illicit duplication of video	0.7%
10. Pactiv Corp. Manufacturer of packaging containers	0.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2008 (Unaudited)

	Shares	Value ($)

Long Positions 116.9%
Common Stocks 112.8%
Consumer Discretionary 11.7%
Auto Components 0.5%
WABCO Holdings, Inc. (a)	2,100	38,577
Hotels Restaurants & Leisure 3.2%
Burger King Holdings, Inc. (a)	3,000	59,640
Darden Restaurants, Inc. (a)	1,800	39,906
McDonald's Corp. (a)	2,700	156,411
		255,957
Household Durables 0.8%
Harman International Industries, Inc. (a)	3,500	64,295
Internet & Catalog Retail 0.8%
Amazon.com, Inc.* (a)	1,200	68,688
Media 2.7%
CBS Corp. "B" (Non-Voting Shares) (a)	4,800	46,608
Clear Channel Outdoor Holdings, Inc. "A"* (a)	7,500	46,800
DISH Network Corp. "A"* (a)	3,700	58,238
Liberty Global, Inc. "A"* (a)	3,800	62,662
		214,308
Specialty Retail 2.5%
Advance Auto Parts, Inc. (a)	2,800	87,360
Best Buy Co., Inc. (a)	1,400	37,534
Lowe's Companies, Inc. (a)	1,300	28,210
Urban Outfitters, Inc.* (a)	2,000	43,480
		196,584
Textiles, Apparel & Luxury Goods 1.2%
NIKE, Inc. "B" (a)	400	23,052
Polo Ralph Lauren Corp. (a)	1,500	70,755
		93,807
Consumer Staples 8.5%
Beverages 1.7%
PepsiCo, Inc. (a)	2,400	136,824
Food & Staples Retailing 3.3%
CVS Caremark Corp. (a)	700	21,455
SUPERVALU, Inc. (a)	4,100	58,384
Sysco Corp. (a)	3,200	83,840
Wal-Mart Stores, Inc. (a)	1,800	100,458
		264,137
Food Products 0.6%
Bunge Ltd. (a)	1,300	49,933
Household Products 2.3%
Colgate-Palmolive Co. (a)	1,100	69,036
Procter & Gamble Co. (a)	1,700	109,718
		178,754
Tobacco 0.6%
Altria Group, Inc. (a)	2,500	47,975
Energy 15.7%
Energy Equipment & Services 3.6%
Helmerich & Payne, Inc. (a)	1,900	65,189
National-Oilwell Varco, Inc.* (a)	2,900	86,681
Oil States International, Inc.* (a)	3,900	90,207
Schlumberger Ltd. (a)	300	15,495
Transocean, Inc.* (a)	400	32,932
		290,504
Oil, Gas & Consumable Fuels 12.1%
Chevron Corp. (a)	1,700	126,820
Cimarex Energy Co. (a)	2,300	93,058
Encore Acquisition Co.* (a)	3,400	105,910
ExxonMobil Corp. (a)	900	66,708
Frontline Ltd. (a)	2,300	73,140
Hess Corp. (a)	1,400	84,294
Mariner Energy, Inc.* (a)	6,600	94,974
Massey Energy Co. (a)	1,600	36,944
Occidental Petroleum Corp. (a)	2,200	122,188
Plains Exploration & Production Co.* (a)	2,100	59,220
Whiting Petroleum Corp.* (a)	1,900	98,781
		962,037
Financials 7.6%
Capital Markets 5.1%
Ameriprise Financial, Inc. (a)	1,400	30,240
Charles Schwab Corp. (a)	5,000	95,600
Invesco Ltd. (a)	2,000	29,820
Morgan Stanley (a)	2,800	48,916
Northern Trust Corp. (a)	900	50,679
State Street Corp. (a)	1,300	56,355
The Goldman Sachs Group, Inc. (a)	700	64,750
Waddell & Reed Financial, Inc. "A"	1,800	26,136
		402,496
Commercial Banks 1.7%
Banco Itau Holding Financeira SA (ADR) (Preferred) (a)	3,000	33,180
Wells Fargo & Co. (a)	3,100	105,555
		138,735
Insurance 0.8%
Manulife Financial Corp.	1,200	24,108
Prudential Financial, Inc.	1,300	39,000
		63,108
Health Care 19.7%
Biotechnology 6.0%
Amgen, Inc.* (a)	1,700	101,813
Celgene Corp.* (a)	1,300	83,538
Genentech, Inc.* (a)	900	74,646
Gilead Sciences, Inc.* (a)	2,500	114,625
Isis Pharmaceuticals, Inc.* (a)	2,900	40,774
OSI Pharmaceuticals, Inc.* (a)	1,800	68,310
		483,706
Health Care Equipment & Supplies 8.1%
Alcon, Inc. (a)	800	70,496
Baxter International, Inc. (a)	2,900	175,421
Becton, Dickinson & Co. (a)	1,500	104,100
Covidien Ltd.	1,500	66,435
Medtronic, Inc. (a)	700	28,231
St. Jude Medical, Inc.* (a)	2,900	110,287
Varian Medical Systems, Inc.* (a)	2,000	91,020
		645,990
Health Care Providers & Services 1.7%
Community Health Systems, Inc.* (a)	2,100	43,050
Express Scripts, Inc.* (a)	1,500	90,915
		133,965
Life Sciences Tools & Services 0.6%
Thermo Fisher Scientific, Inc.* (a)	1,200	48,720
Pharmaceuticals 3.3%
Abbott Laboratories (a)	1,300	71,695
Bristol-Myers Squibb Co. (a)	1,700	34,935
Merck & Co., Inc. (a)	1,300	40,235
Schering-Plough Corp. (a)	3,800	55,062
Teva Pharmaceutical Industries Ltd. (ADR) (a)	1,400	60,032
		261,959
Industrials 9.7%
Aerospace & Defense 3.7%
General Dynamics Corp. (a)	1,700	102,544
Honeywell International, Inc. (a)	2,000	60,900
L-3 Communications Holdings, Inc. (a)	1,100	89,287
Raytheon Co. (a)	800	40,888
		293,619
Airlines 1.1%
Southwest Airlines Co. (a)	7,700	90,706
Commercial Services & Supplies 1.3%
Pitney Bowes, Inc. (a)	2,200	54,516
The Brink's Co. (a)	1,100	53,339
		107,855
Construction & Engineering 0.7%
Jacobs Engineering Group, Inc.* (a)	1,500	54,645
Electrical Equipment 1.4%
General Cable Corp.*	2,200	37,576
GrafTech International Ltd.* (a)	8,800	71,368
		108,944
Machinery 1.5%
Cummins, Inc. (a)	2,000	51,700
Flowserve Corp. (a)	1,200	68,304
		120,004
Information Technology 29.7%
Communications Equipment 3.1%
Cisco Systems, Inc.* (a)	7,500	133,275
QUALCOMM, Inc. (a)	1,700	65,042
Research In Motion Ltd.* (a)	900	45,387
		243,704
Computers & Peripherals 7.1%
Apple, Inc.* (a)	900	96,831
Hewlett-Packard Co. (a)	4,000	153,120
International Business Machines Corp. (a)	2,000	185,940
QLogic Corp.* (a)	5,100	61,302
Western Digital Corp.* (a)	4,200	69,300
		566,493
Electronic Equipment, Instruments & Components 2.6%
Amphenol Corp. "A" (a)	3,000	85,950
Anixter International, Inc.* (a)	700	23,527
Avnet, Inc.* (a)	1,900	31,806
Jabil Circuit, Inc. (a)	7,600	63,916
		205,199
Internet Software & Services 3.2%
eBay, Inc.* (a)	2,700	41,229
Google, Inc. "A"* (a)	500	179,680
Yahoo!, Inc.* (a)	2,600	33,332
		254,241
IT Services 4.4%
Accenture Ltd. "A" (a)	2,700	89,235
Alliance Data Systems Corp.* (a)	1,700	85,272
Automatic Data Processing, Inc. (a)	1,600	55,920
Broadridge Financial Solutions, Inc. (a)	4,300	52,030
Computer Sciences Corp.* (a)	2,400	72,384
		354,841
Semiconductors & Semiconductor Equipment 3.9%
Analog Devices, Inc. (a)	3,300	70,488
Broadcom Corp. "A"* (a)	4,300	73,444
Intel Corp. (a)	7,600	121,600
Xilinx, Inc. (a)	2,400	44,208
		309,740
Software 5.4%
Activision Blizzard, Inc.* (a)	2,500	31,150
Adobe Systems, Inc.* (a)	4,400	117,216
Microsoft Corp. (a)	8,600	192,038
Oracle Corp.* (a)	1,800	32,922
Sybase, Inc.* (a)	2,300	61,249
		434,575
Materials 7.4%
Chemicals 2.7%
CF Industries Holdings, Inc. (a)	900	57,771
FMC Corp. (a)	1,700	74,018
Terra Industries, Inc. (a)	2,200	48,378
The Mosaic Co. (a)	900	35,469
		215,636
Metals & Mining 4.1%
AK Steel Holding Corp. (a)	5,000	69,600
Century Aluminum Co.* (a)	2,700	33,939
Freeport-McMoRan Copper & Gold, Inc. (a)	1,700	49,470
Reliance Steel & Aluminum Co. (a)	2,000	50,080
Steel Dynamics, Inc. (a)	7,700	91,784
United States Steel Corp. (a)	900	33,192
		328,065
Paper & Forest Products 0.6%
International Paper Co. (a)	2,800	48,216
Telecommunication Services 2.8%
Diversified Telecommunication Services 1.4%
Verizon Communications, Inc. (a)	3,800	112,746
Wireless Telecommunication Services 1.4%
NII Holdings, Inc.* (a)	1,200	30,912
Telephone & Data Systems, Inc. (a)	3,100	83,235
		114,147
Total Common Stocks (Cost $12,188,472)		9,004,435
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.8%
US Treasury Obligation
US Treasury Bill, 0.17%**, 1/15/2009 (b) (Cost $64,977)	65,000	64,952
	Shares	Value ($)

Cash Equivalents 3.3%
Cash Management QP Trust, 2.30% (c) (Cost $262,792)	262,792	262,792
	% of Net Assets	Value ($)

Total Long Positions (Cost $12,516,241)+	116.9	9,332,179
Other Assets and Liabilities, Net	0.6	51,717
Securities Sold Short	(17.5)	(1,397,482)
Net Assets	100.0	7,986,414
+ The cost for federal income tax purposes was $12,645,318. At October 31, 2008, net unrealized depreciation for all securities based on tax cost was $3,313,139. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $157,544 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,470,683.
	Shares	Value ($)

Common Stocks Sold Short 17.5%
Consumer Discretionary 0.6%
Diversified Consumer Services 0.3%
DeVry, Inc.	400	22,676
Textiles, Apparel & Luxury Goods 0.3%
Deckers Outdoor Corp.	300	25,458
Consumer Staples 1.3%
Food & Staples Retailing 1.0%
United Natural Foods, Inc.	3,500	78,190
Food Products 0.3%
Smithfield Foods, Inc.	2,300	24,196
Energy 5.8%
Energy Equipment & Services 1.5%
CARBO Ceramics, Inc.	1,800	77,886
Exterran Holdings, Inc.	800	17,928
Hercules Offshore, Inc.	3,400	24,786
		120,600
Oil, Gas & Consumable Fuels 4.3%
Cabot Oil & Gas Corp.	700	19,649
CONSOL Energy, Inc.	100	3,139
Frontier Oil Corp.	4,700	62,087
Newfield Exploration Co.	700	16,086
Peabody Energy Corp.	900	31,059
Range Resources Corp.	2,500	105,550
SandRidge Energy, Inc.	700	7,490
Sunoco, Inc.	2,600	79,300
Ultra Petroleum Corp.	200	9,310
Valero Energy Corp.	700	14,406
		348,076
Financials 0.2%
Capital Markets 0.1%
Legg Mason, Inc.	200	4,438
Insurance 0.1%
Fidelity National Financial, Inc. "A"	600	5,406
Health Care 1.0%
Biotechnology 0.3%
Acorda Therapeutics, Inc.	1,300	26,520
Health Care Equipment & Supplies 0.1%
Hologic, Inc.	500	6,120
Health Care Providers & Services 0.2%
Health Net, Inc.	1,100	14,168
Life Sciences Tools & Services 0.4%
Illumina, Inc.	1,000	30,830
Industrials 1.1%
Aerospace & Defense 0.1%
Hexcel Corp.	900	11,880
Professional Services 0.4%
FTI Consulting, Inc.	500	29,125
Road & Rail 0.6%
Con-way, Inc.	1,100	37,444
Knight Transportation, Inc.	600	9,540
		46,984
Information Technology 3.6%
Communications Equipment 0.3%
Motorola, Inc.	3,800	20,406
Computers & Peripherals 0.6%
SanDisk Corp.	5,600	49,784
IT Services 0.4%
Fidelity National Information Services, Inc.	2,400	36,216
Semiconductors & Semiconductor Equipment 1.3%
Hittite Microwave Corp.	500	16,385
Rambus, Inc.	6,900	63,135
Varian Semiconductor Equipment Associates, Inc.	1,400	27,468
		106,988
Software 1.0%
Citrix Systems, Inc.	700	18,039
Macrovision Solutions Corp.	5,300	58,724
		76,763
Materials 3.3%
Containers & Packaging 1.2%
Pactiv Corp.	2,300	54,188
Temple-Inland, Inc.	6,600	39,138
		93,326
Metals & Mining 1.2%
Allegheny Technologies, Inc.	2,300	61,042
Goldcorp, Inc.	800	14,928
Nucor Corp.	600	24,306
		100,276
Paper & Forest Products 0.9%
Weyerhaeuser Co.	1,800	68,796
Telecommunication Services 0.2%
Wireless Telecommunication Services
Leap Wireless International, Inc.	500	14,020
Utilities 0.4%
Independent Power Producers & Energy Traders
Ormat Technologies, Inc.	1,500	36,240
Total Common Stocks Sold Short (Proceeds $1,805,330)		1,397,482
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) Securities are pledged, in whole or in part, as collateral for short sales.
(b) At October 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
ADR: American Depositary Receipt

As of October 31, 2008 open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 E-Mini Index	12/19/2008	6	347,212	290,190	(57,022)

Fair Value Measurements

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities, at Value	Investments Sold Short, at Value	Other Financial Instruments++
Level 1	$ 9,267,227	$ 1,397,482	$ (57,022)
Level 2	64,952	—	—
Level 3	—	—	—
Total	$ 9,332,179	$ 1,397,482	$ (57,022)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $12,253,449)	$ 9,069,387
Investment in Cash Management QP Trust (cost $262,792)	262,792
Total investments, at value (cost $12,516,241)	9,332,179
Cash	16,720
Dividends receivable	7,322
Receivable for daily variation margin on open futures contracts	1,740
Interest receivable	530
Due from Advisor	12,988
Other assets	49,941
Total assets	9,421,420
Liabilities
Payable for securities sold short, at value (proceeds of $1,805,330)	1,397,482
Due to broker	2,701
Payable for Fund shares redeemed	1,105
Dividends payable for securities sold short	1,524
Other accrued expenses and payables	32,194
Total liabilities	1,435,006
Net assets, at value	$ 7,986,414
Net Assets Consist of
Accumulated net investment loss	(49,684)
Net unrealized appreciation (depreciation) on: Investments	(3,184,062)
Futures	(57,022)
Securities sold short	407,848
Accumulated net realized gain (loss)	(1,624,257)
Paid-in capital	12,493,591
Net assets, at value	$ 7,986,414

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($2,540,409 ÷ 392,884 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 6.47
Maximum offering price per share (100 ÷ 94.25 of $6.47)	$ 6.86

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,855,887 ÷ 290,644 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 6.39

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,818,064 ÷ 280,080 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 6.49
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,772,054 ÷ 272,927 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 6.49
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended October 31, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $31)	$ 72,643
Interest — Cash Management QP Trust	3,638
Interest	377
Total Income	76,658
Expenses: Management fee	55,930
Administration fee	5,593
Services to shareholders	1,979
Custodian fee	6,611
Distribution and service fees	15,108
Audit fees	21,986
Legal	19,246
Trustees' fees and expenses	2,816
Reports to shareholders	19,127
Registration fees	13,476
Dividend expense on securities sold short	35,894
Other	7,429
Total expenses before expense reductions	205,195
Expense reductions	(80,049)
Total expenses after expense reductions	125,146
Net investment income (loss)	(48,488)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,575,373)
Futures	(78,140)
Securities sold short	564,892
(1,088,621)
Net unrealized appreciation (depreciation) during the period on: Investments	(3,162,738)
Futures	(71,937)
Securities sold short	493,240
(2,741,435)
Net gain (loss)	(3,830,056)
Net increase (decrease) in net assets resulting from operations	$ (3,878,544)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the period ended October 31, 2008
Increase (Decrease) in Cash Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ (3,878,544)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of long-term investments	(27,762,710)
Purchases to cover securities sold short	(6,085,659)
Net purchases, sales and maturities of short-term investments	70,116
Net amortization of premium (discount)	(377)
Proceeds from sales and maturities of long-term investments	28,134,756
Proceeds received from securities sold short	6,129,167
(Increase) decrease in interest receivable	597
(Increase) decrease in dividends receivable	2,597
(Increase) decrease in other assets	11,464
Increase (decrease) in dividends payable for securities sold short	1,152
(Increase) decrease in daily variation margin on open futures contracts	(3,065)
Increase (decrease) in other accrued expenses and payables	(83,591)
Unrealized (appreciation) depreciation on investments	3,162,738
Unrealized (appreciation) depreciation on securities sold short	(493,240)
Net realized (gain) loss on short sales	(564,892)
Net realized (gain) loss from investments	1,575,373
Cash provided (used) by operating activities	$ 215,882
Cash Flows from Financing Activities:
Proceeds from shares sold	246,392
Cost of shares redeemed	(458,344)
Cash provided (used) for financing activities	(211,952)
Increase (decrease) in cash	3,930
Cash at beginning of period*	10,089
Cash at end of period*	$ 14,019
* Includes deposits with broker and amounts due to broker for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended October 31, 2008 (Unaudited)	Year Ended April 30, 2008
Operations: Net investment income (loss)	$ (48,488)	$ (56,202)
Net realized gain (loss)	(1,088,621)	49,566
Change in net unrealized appreciation (depreciation)	(2,741,435)	(611,004)
Net increase (decrease) in net assets resulting from operations	(3,878,544)	(617,640)
Distributions to shareholders from: Net investment income: Class S	—	(2,179)
Institutional Class	—	(2,420)
Net realized gains: Class A	—	(170,464)
Class C	—	(128,730)
Class S	—	(120,216)
Institutional Class	—	(119,192)
Total Distributions	—	(543,201)
Fund share transactions: Proceeds from shares sold	236,392	1,398,267
Reinvestment of distributions	—	539,821
Cost of shares redeemed	(457,496)	(408,219)
Redemption fees	934	137
Net increase (decrease) in net assets from Fund share transactions	(220,170)	1,530,006
Increase (decrease) in net assets	(4,098,714)	369,165
Net assets at beginning of period	12,085,128	11,715,963
Net assets at end of period (including accumulated net investment loss and accumulated distribution in excess of net investment income of $49,684 and $1,196, respectively)	$ 7,986,414	$ 12,085,128

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended April 30,	2008[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.54	$ 10.47	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.04)	(.02)
Net realized and unrealized gain (loss)	(3.03)	(.43)	.50
Total from investment operations	(3.07)	(.47)	.48
Less distributions from: Net investment income	—	—	(.01)
Net realized gains	—	(.46)	—
Total distributions	—	(.46)	(.01)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 6.47	$ 9.54	$ 10.47
Total Return (%)[d,e]	(32.18)**	(4.95)	4.86**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.58*	4.59	4.73*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.15*	2.68	2.97*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.51*	1.55	1.52*
Ratio of net investment income (loss) (%)	(.78)*	(.44)	(.48)*
Portfolio turnover rate (%)	265**	450	229**
[a] For the six months ended October 31, 2008 (Unaudited).
[b] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended April 30,	2008[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.44	$ 10.44	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.07)	(.11)	(.05)
Net realized and unrealized gain (loss)	(2.98)	(.43)	.49
Total from investment operations	(3.05)	(.54)	.44
Less distributions from: Net realized gains	—	(.46)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 6.39	$ 9.44	$ 10.44
Total Return (%)[d,e]	(32.31)**	(5.65)	4.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.30*	5.21	5.48*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.87*	3.31	3.73*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.23*	2.18	2.28*
Ratio of net investment income (loss) (%)	(1.50)*	(1.07)	(1.24)*
Portfolio turnover rate (%)	265**	450	229**
[a] For the six months ended October 31, 2008 (Unaudited).
[b] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended April 30,	2008[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.56	$ 10.47	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.02)	(.01)
Net realized and unrealized gain (loss)	(3.04)	(.42)	.49
Total from investment operations	(3.07)	(.44)	.48
Less distributions from: Net investment income	—	(.01)	(.01)
Net realized gains	—	(.46)	—
Total distributions	—	(.47)	(.01)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 6.49	$ 9.56	$ 10.47
Total Return (%)[d]	(32.11)**	(4.58)	4.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.40*	4.31	4.52*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	1.97*	2.42	2.76*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.33*	1.29	1.31*
Ratio of net investment income (loss) (%)	(.60)*	(.18)	(.27)*
Portfolio turnover rate (%)	265**	450	229**
[a] For the six months ended October 31, 2008 (Unaudited).
[b] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class	2008[a]	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.56	$ 10.47	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.02)	(.01)
Net realized and unrealized gain (loss)	(3.04)	(.42)	.49
Total from investment operations	(3.07)	(.44)	.48
Less distributions from: Net investment income	—	(.01)	(.01)
Net realized gains	—	(.46)	—
Total distributions	—	(.47)	(.01)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 6.49	$ 9.56	$ 10.47
Total Return (%)[d]	(32.11)**	(4.67)	5.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.38*	4.31	4.58*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short (%)	1.94*	2.39	2.75*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.30*	1.26	1.30*
Ratio of net investment income (loss) (%)	(.57)*	(.15)	(.26)*
Portfolio turnover rate (%)	265**	450	229**
[a] For the six months ended October 31, 2008 (Unaudited).
[b] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Disciplined Long/Short Growth Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the most relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Fund's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2008, for the Fund's investments, is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker-dealer). For financial statements purposes, the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2007 through April 30, 2008, the Fund incurred approximately $391,644 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer the losses and treat them as arising in the fiscal year ending April 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of April 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to certain securities sold at a loss and investment in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank and deposit with the broker for securities sold short at October 31, 2008. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and has been amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date net of foreign withholding taxes and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended October 31, 2008 purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $27,762,710 and $28,134,756, respectively. Purchases to cover securities sold short and securities sold short aggregated $6,085,659 and $6,129,167, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.00%
Next $1 billion of such net assets	.95%
Next $1 billion of such net assets	.90%
Over $3 billion of such net assets	.85%

For the period from May 1, 2007 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expense, taxes, brokerage, interest, initial and ongoing, leverage expenses, organizational and offering expenses (limited to 0.10% through September 30, 2008), and dividend expenses on short sales) to the extent necessary to maintain the Fund's total operating expenses of each class as follows:

Class A	1.50%
Class C	2.25%
Class S	1.25%
Institutional Class	1.20%

Accordingly, for the six months ended October 31, 2008, the fee pursuant to the Investment Management Agreement aggregated $55,930, all of which was waived, resulting in an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the six months ended October 31, 2008, the Advisor reimbursed $18,390 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended October 31, 2008, the Advisor accrued an Administration Fee of $5,593, all of which was waived.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended October 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2008
Class A	$ 642	$ —	$ 563
Class C	353	—	126
Class S	392	—	179
Institutional Class	89	89	—
	$ 1,476	$ 89	$ 868

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended October 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2008
Class C	$ 10,036	$ 1,208

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended October 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2008	Annualized Effective Rate
Class A	$ 3,042	$ 244.17%
Class C	2,030	—	.15%
	$ 5,072	$ 244

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended October 31, 2008 aggregated $159.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed. For the six months ended October 31,2008, the CDSC for the Class B shares aggregated $189. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended October 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,058, of which $1,441 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At October 31, 2008, the Advisor held approximately 85% of the outstanding shares of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended October 31, 2008, the Fund's custodian fees were reduced by $28 and $19, respectively, for custody and transfer agent credits earned.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended October 31, 2008		Year Ended April 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	16,144	$ 131,581	92,801	$ 951,562
Class C	1,108	9,384	21,691	210,298
Class S	9,293	86,327	12,914	132,418
Institutional Class	1,016	9,100	9,571	103,989
		$ 236,392		$ 1,398,267
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	16,542	$ 167,409
Class C	—	—	12,781	128,447
Class S	—	—	12,066	122,353
Institutional Class	—	—	11,993	121,612
		$ —		$ 539,821
Shares redeemed
Class A	(37,130)	$ (292,089)	(25,703)	$ (254,785)
Class C	(17,037)	(107,946)	(4,589)	(42,435)
Class S	(6,220)	(57,461)	(9,372)	(99,552)
Institutional Class	—	—	(1,138)	(11,447)
		$ (457,496)		$ (408,219)
Redemption fees		$ 934		$ 137
Net increase (decrease)
Class A	(20,986)	$ (160,226)	83,640	$ 864,323
Class C	(15,929)	(98,562)	29,883	296,310
Class S	3,073	29,518	15,608	155,219
Institutional Class	1,016	9,100	20,426	214,154
		$ (220,170)		$ 1,530,006

Shareholder Meeting Results (Unaudited)

The Special Meeting of Shareholders of DWS Disciplined Long/Short Growth Fund series of DWS Equity Trust (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees of the Fund.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	1,204,999.2829	16,101.1271
Henry P. Becton, Jr.	1,204,999.2829	16,101.1271
Dawn-Marie Driscoll	1,204,999.2829	16,101.1271
Keith R. Fox	1,204,999.2829	16,101.1271
Paul K. Freeman	1,204,999.2829	16,101.1271
Kenneth C. Froewiss	1,204,999.2829	16,101.1271
Richard J. Herring	1,204,999.2829	16,101.1271
William McClayton	1,204,999.2829	16,101.1271
Rebecca W. Rimel	1,204,999.2829	16,101.1271
William N. Searcy, Jr.	1,204,999.2829	16,101.1271
Jean Gleason Stromberg	1,204,999.2829	16,101.1271
Robert H. Wadsworth	1,204,999.2829	16,101.1271
Axel Schwarzer	1,204,999.2829	16,101.1271

2. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
1,011,573.2192	49,301.1457	80,040.0450

The Meeting was reconvened on August 15, 2008, at which time the following matter was voted upon by the shareholders. ("Number of Votes" represents all funds that are series of DWS Equity Trust.)

4A. Approval of Amended and Restated Declaration of Trust.

Number of Votes:
For	Against	Abstain
11,587,591.9070	216,856.7774	468,000.8653

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2007, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2007.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	LSGAX	LSGCX	LSGFX	LSGTX
CUSIP Number	233376 813	233376 797	233376 789	233376 771
Fund Number	429	629	2429	729

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio (Service Shares), each a series of Cash Account Trust

Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio (Premier Money Market Shares), each a series of Cash Account Trust

Government & Agency Securities Portfolio and Tax-Exempt Portfolio (Capital Assets Funds Shares), Money Market Portfolio (Capital Assets Funds Shares and Capital Assets Funds Preferred Shares), each a series of Cash Account Trust

Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio (Davidson Cash Equivalent Shares), Government & Agency Securities Portfolio and Money Market Portfolio (Davidson Cash Equivalent Plus Shares), each a series of Cash Account Trust

Money Market Portfolio (Premium Reserve Money Market Shares and Institutional Money Market Shares), a series of Cash Account Trust

Money Market Portfolio (Institutional Select Money Market Shares), a series of Cash Account Trust

Government & Agency Securities Portfolio (DWS Government Cash Institutional Shares and Government Cash Managed Shares), a series of Cash Account Trust

Government & Agency Securities Portfolio (DWS Government & Agency Money Fund), a series of Cash Account Trust

Tax-Exempt Portfolio (DWS Tax-Exempt Cash Institutional Shares, Tax-Exempt Cash Managed Shares), a series of Cash Account Trust

Tax-Exempt Portfolio (DWS Tax-Exempt Money Fund), a series of Cash Account Trust

Tax-Exempt Portfolio (DWS Tax Free Money Fund Class S), a series of Cash Account Trust

Tax-Exempt Portfolio (Tax-Free Investment Class), a series of Cash Account Trust

DWS Disciplined Long/Short Growth Fund, a series of DWS Equity Trust

DWS Disciplined Long/Short Value Fund, a series of DWS Equity Trust

DWS LifeCompass Income Fund, a series of DWS Target Fund

DWS LifeCompass Protect Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2008